SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15, 2003	Commission File Number 0-23155

TRIMERIS, INC.

(Exact name of registrant)

Delaware	56-1808663
(State of organization)	(I.R.S. Employer Identification Number)

3518 Westgate Drive, Suite 300, Durham, North Carolina 27707

(Address of principal executive offices and zip code)

(919) 419-6050

(Registrant’s telephone number)

ITEM 12.    RESULTS OF OPERATION AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”:

On October 15, 2003, Trimeris, Inc. (the “Company”) announced via press release the Company’s financial results for its third quarter ended September 30, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished under this Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ Dani P. Bolognesi

Dani P. Bolognesi Chief Executive Officer and Chief Scientific Officer

Dated October 16, 2003